UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Definitive Proxy Statement
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FORWARD AIR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/12/08. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following materials are available for view: Notice and Proxy Statement / Annual Report / Form-10K / T&I Glossy To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 4/28/08. To request material: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com **If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. ATTN: LEGAL DEPA RTMENT 430 AIRPORT ROAD GREENEVILLE, TN 37745 R1FAC1 FORWARD AIR CORPORATION Vote In Person Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location The Annual Meeting for holders as of 3/14/08 is to be held on 5/12/08 at 8:00 a.m. EDT
The Hilton Atlanta Airport hotel is very conveniently located five minutes from the Hartsfield-Jackson
Atlanta International Airport and just ten minutes from downtown Atlantaat: R1FAC2
Allatoona Room at the Hilton Atlanta Airport 1031 Virgina Avenue Atlanta, Georgia 30303

Voting items Directors recommend a vote FOR all the nominees listed below and FOR Proposals 2 and 3. 1. To elect nine members of the Board of Directors with terms expiring at the next Annual Meeting of Shareholders in 2009; Nominees: 01) Bruce A. Campbell 02) C. Robert Campbell 03) Richard W. Hanselman 04) C. John Langley, Jr. 05) Tracy A. Leinbach 06) G. Michael Lynch 07) Ray A. Mundy 08) Gary L. Paxton 09) B. Clyde Preslar 2. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company; 3. To approve the Forward Air Corporation’s Amended and Restated Stock Option and Incentive Plan; and R1FAC3
4. To transact such other business as may properly come before the meeting and at any adjournment or postponement thereof.